UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2017

FRANCESCA’S HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware
001-35239	(State or Other Jurisdiction of Incorporation)	20-8874704
(Commission File Number)		(I.R.S. Employer Identification No.)

8760 Clay Road, Houston, Texas		77080
(Address of Principal Executive Offices)		(Zip Code)

(713) 864-1358

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 10, 2017, the Board of Directors (the “Board”) of Francesca’s Holdings Corporation (the “Company”) appointed Philip Bleser to serve as a Class III independent director of the Company, effective April 17, 2017 (the “Appointment Date”). The Board also appointed Mr. Bleser to serve as a member of the Board’s Audit and Compensation committees.

In connection with such appointment to the Board, Mr. Bleser will be entitled to receive the annual retainer in accordance with the Company’s director compensation policy, which will be prorated for the period from the Appointment Date through the date of the Company’s 2017 Annual Meeting of Stockholders. Mr. Bleser will also receive an award of restricted shares of the Company’s common stock under the 2015 Francesca’s Holdings Equity Incentive Plan. The number of restricted shares shall be determined by prorating $100,000 for the period from the Appointment Date through the date of the Company’s 2017 Annual Meeting of Stockholders and dividing that amount by the closing price of the Company’s common stock on the Appointment Date. The award will vest in one installment on June 8, 2017, subject to Mr. Bleser’s continued service through such date. The terms and conditions of the restricted stock award to Mr. Bleser are similar to the terms and conditions of restricted stock awards granted to the Company’s directors generally.

There was no arrangement or understanding between Mr. Bleser and any other person pursuant to which Mr. Bleser was appointed as a director of the Company. There are no family relationships between Mr. Bleser and any director or executive officer of the Company, and Mr. Bleser has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on April 12, 2017 announcing the changes to the Company’s Board as set forth in Item 5.02 of this Current Report on Form 8-K. A copy of such press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1 Press Release issued by Francesca’s Holdings Corporation on April 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date:	April 12, 2017	By:	/s/ Kal Malik
Kal Malik
Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Francesca’s Holdings Corporation on April 12, 2017.